UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2014

CESCA THERAPEUTICS INC.
(Formerly Known As ThermoGenesis Corp.)
(Exact name of registrant as specified in its charter)

Delaware	000-16375	94-3018487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Citrus Road
Rancho Cordova, California  95742
(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 25, 2014, the shareholders of Cesca Therapeutics Inc. (the “Company”),  as set forth below in Item 5.07, approved certain amendments to our Amended and Restated 2006 Equity Incentive Plan (“Amended Plan”) as previously disclosed in the Company’s proxy statement for its annual meeting held on April 25, 2014.  The full text of the Amended Plan is incorporated herein by reference and a copy of which is filed as Exhibit 10.6.1 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

As set forth below in Item 5.07, on April 25, 2014, the shareholders of the Company also approved certain amendments to our Bylaws as previously disclosed in the Company’s proxy statement for its annual meeting held on April 25, 2014.  The full text of the Bylaws of the Company is incorporated herein by reference and a copy of which is filed as Exhibit 3.2.1 hereto.

Item 5.07 Submission of Matters to a vote of Security Holders.

On April 25, 2014, Cesca Therapeutics Inc. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”) at 11211 Point East Drive, Rancho Cordova, California  95742, at 9:00 a.m. to vote on certain matters.  Pursuant to the votes discussed in further detail below, Craig W. Moore, Patrick J. McEnany, Mahendra S. Rao, Robin C. Stracey, Matthew T. Plavan and Kenneth L. Harris were elected to the board of directors.  Further, the amendments to the Bylaws pursuant to proposals 2, 3, and 5 were adopted, while proposal 4 (requirement that shareholder action only be taken at meetings) did not pass.  The proposals related to the amendments to the 2006 Equity Incentive Plan (proposal 6), executive compensation (proposal 7) and auditors (proposal 9) also passed.  Shareholders recommend by a non-binding advisory vote a one-year frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers. The specific proposals are discussed in detail in the Company’s proxy statement dated April 4, 2014.

1.	To elect six (6) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

Election of Directors	For	Withhold	Broker Non Votes
Craig W. Moore	15,752,622	767,785	8,325,321
Patrick J. McEnany	16,291,317	229,090	8,325,321
Mahendra S. Rao	16,382,842	137,565	8,325,321
Robin C. Stracey	16,308,962	211,445	8,325,321
Matthew T. Plavan	16,331,660	188,747	8,325,321
Kenneth L. Harris	16,354,112	166,295	8,325,321

2.
To approve an amendment to our bylaws for clarifying certain administrative functions, including changing the name to Cesca Therapeutics Inc. and providing of notice and stockholder records electronically.

For	Against	Abstain
24,737,665	88,363	19,700

3.	To approve an amendment to our bylaws to allow the number of directors to be set by the board.

For	Against	Abstain
14,051,034	10,539,065	91,155

4.	To approve an amendment to our bylaws to eliminate stockholder action by written consent.

For	Against	Abstain
5,867,817	10,573,884	78,681

5.	To approve an amendment to our bylaws to provide for a forum for adjudication of disputes.

For	Against	Abstain
23,815,361	721,746	144,147

6.	To approve amendments to the 2006 Equity Incentive Plan.

For	Against	Abstain
15,348,162	1,096,222	76,023

7.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain
15,412,343	1,034,489	73,575

8.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Year	3 Year	Abstain
10,865,129	4,709,850	183,531	761,897

9.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

For	Against	Abstain
24,742,092	84,276	19,360

Item 9.01 Financial Statements and Exhibits

                  (d) Exhibits.

Exhibit No.	Exhibit Description

3.2.1	Bylaws of Cesca Therapeutics Inc.

10.6.1	Amended and Restated 2006 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cesca Therapeutics Inc.
a Delaware Corporation

Dated: May 1, 2014	/s/ Dan T. Bessey
Dan T. Bessey,
Chief Financial Officer